SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): November 14, 2000

                           NEBCO EVANS HOLDING COMPANY
             (Exact Name of Registrant as Specified in its Charter)



           DELAWARE                    333-33223               06-1444203
 (State or other jurisdiction     (Commission File           (IRS Employer
      of incorporation)                 Number)           Identification Number)



                               545 STEAMBOAT ROAD
                          GREENWICH, CONNECTICUT 06830
               (Address of principal executive offices) (zip code)

                                 (203) 422-3000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

       On November 14, 2000, AmeriServe Food Distribution, Inc. announced that it has closed the sale of its redistribution company, Chicago Consolidated Corporation (CCC), to Consolidated Distribution Corporation. The sale price was approximately $11.3 million in cash, after adjustments for inventory levels.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial statements of businesses acquired.

         Not Applicable

(b)      Pro forma financial information.

         Not Applicable

(c)      Exhibit.

         Exhibit 99.26 --  Press Release dated November 14, 2000




                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                             NEBCO EVANS HOLDING
                                             COMPANY
                                             BY:/s/ KEVIN J. ROGAN
                                             -----------------------------

                                             Name: Kevin J. Rogan
                                             Title: Vice President and Secretary

Date: November 14, 2000